TRACON PHARMACEUTICALS Investor Presentation January 2023 NASDAQ: TCON Exhibit 99.1

This presentation contains statements that are, or may be deemed to be, "forward-looking statements." In some cases these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” "expects,” “plans,” "intends,” “may,” “could,” “might,” “will,” “should,” “approximately,” “potential,” or, in each case, their negatives or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These statements relate to future events or our future financial performance or condition, business strategy, current and prospective product candidates, planned clinical trials and preclinical activities, potential events and activities under existing collaboration agreements, estimated market opportunities for product candidates, research and development costs, current and prospective collaborations, timing and likelihood of success of development activities and business strategies, plans and objectives of management for future operations, and future results of anticipated product development efforts, including potential benefits derived therefrom. These statements involve substantial known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, risks associated with conducting clinical trials, whether any of our product candidates will be shown to be safe and effective, our ability to finance continued operations, our reliance on third parties for various aspects of our business, the potential early termination of collaboration agreements, competition in our target markets, our ability to protect our intellectual property, our ability to execute our business development strategy and in-license rights to additional pipeline assets, and other risks and uncertainties described in our filings with the Securities and Exchange Commission, including under the heading “Risk Factors”. In light of the significant uncertainties in our forward-looking statements, you should not place undue reliance on these statements or regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements contained in this presentation represent our estimates and assumptions only as of the date of this presentation and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this presentation. This presentation also contains estimates, projections and other information concerning our industry, our business, and the markets for our drug candidates, as well as data regarding market research, estimates and forecasts prepared by our management. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information. This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studies. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Forward-Looking Statements

TRACON Pharmaceuticals Summary

- Potential best-in-class PD-L1 checkpoint inhibitor envafolimab dosing in ENVASARC pivotal trial in sarcoma in US with BLA filing expected in 2024. ***Positive interim efficacy and safety data released in December 2022.*** Approved in China.[1]

- Clinical stage pipeline includes:
  1. CTLA-4 antibody in P2
  2. DNA repair inhibitor in P2 in collaboration with NCI
  3. CD73 antibody completed P1 in combination with Tecentriq®

- Pipeline driven by TRACON's CRO-independent clinical development and commercialization capabilities (Product Development Platform) that also serves as a solution for ex-U.S. and U.S. companies
  – Five collaborations since 2016 (J&J, Alphamab Oncology/3D Medicines, Eucure and I-Mab)
  – Capacity and appetite for more deals now

- Low financial burn rate and current capital provide runway into Mid-2023 past expected interim ENVASARC pivotal trial data, ICC arbitration result, and partner milestone payment

TRACON

1 Approved and marketed in China by 3D Medicines and Alphamab Oncology. TRACON does not have rights outside North America.

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Investment Highlight #1: Envafolimab, a Potential Best-in-Class Checkpoint Inhibitor in Pivotal Trial in Unmet Need Indication

ENVAFOLIMAB

Potential for Near-term U.S. Commercialization of the 1st Approved PD-(L)1 Subcutaneous Checkpoint Inhibitor

Rapid low volume subcutaneous injection without an adjuvant that is more convenient, less invasive and safer than IV therapy

Rapid Execution

ENVASARC pivotal trial began dosing in sarcoma in 4Q 2020 following successful FDA meeting

Orphan Drug and Fast Track Designation in Sarcoma

Fast to Market Strategy

Expect ENVASARC interim data in 2023, final data and U.S. BLA in 2024 and launch in 2025[1]

Financial Upside

Peak U.S. annual revenue estimated at >$300M in initial indications using parity pricing to approved PD-(L)1 products[2] ENVASARC pivotal trial cost estimated at <$25M through TRACON Product Development Platform.

TRACON

(1) Assuming successful pivotal study
(2) Third party estimate sponsored by TRACON

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Investment Highlight #2: Pipeline of Clinical Stage Assets

Compound	Indication	Pre-Clinical	Phase 1	Phase 2	Pivotal
Envafolimab[1]	Sarcoma (3DMed; 康宁杰瑞 ALPHAMAB ONCOLOGY)				
YH001[2]	Sarcoma Others (祐和 EUCURE BIOPHARMA)				
TRC102	Lung Others (NATIONAL CANCER INSTITUTE)				
TJ4309[3]	Solid Tumors (天境生物 I-MAB BIOPHARMA)				
Bispecifics[3]	Solid Tumors (天境生物 I-MAB BIOPHARMA)				

[1] Partnered with 3D Medicines Co., Ltd. (3D Medicines) and Jiangsu Alphamab Biopharmaceuticals Co., Ltd. (Alphamab). TRACON does not have rights to Envafolimab outside of North America or for indications other than sarcoma.

[2] Partnered with Eucure Biopharma, a division of Biocytogen. TRACON has rights in North America in sarcoma and multiple other indications. Represents a Phase 1/2 clinical trial for YH001 in combination with envafolimab and doxorubicin.

[3] TRACON has certain royalty and non-royalty rights with respect to TJ4309; TRACON is responsible for development and commercialization of up to 5 bispecific antibodies in North America and shares profits and losses with I-Mab. Both agreements are in arbitration and the hearing was held in February 2022.

TRACON PHARMA
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Investment Highlight #3: Product Development Platform (PDP) of CRO-Independent Clinical Development and U.S. Commercialization Experience 1 1: License was terminated by TRACON and assets have been returned to Janssen.

Multiple Aligned Deal Structures Enabled by TRACON’s PDP

Envafolimab – World’s First Approved SubQ Dosed PD-(L)1 Envafolimab Crystal Structure of Envafolimab/PDL1 Traditional Ab Single Domain Antibody - structure of approved product Cablivi (Ablynx/Sanofi), which is also given subcutaneously Stable at room temperature for six months allows rapid low volume subcutaneous injection without an adjuvant (i.e., no need for hyaluronidase) High yield (> 7 g/L) and low cost of production by Alphamab Oncology (HKSE: 9966 Alphamab Oncology)

All U.S. approved PD-(L)1 Antibodies are Delivered via IV Infusion IV Infusion Disadvantages: Time Consuming and Uncomfortable Risk of Infusion Reactions Subcutaneous Injection Advantages: Fast and Easy No risk of Infusion Reactions $14.2B 2021 sales Approved late 2021 $7.6B 2021 sales $306M 2021 sales $440M run rate $3.4B run rate $2.4B 2021 sales

Envafolimab, much improved subcutaneous dosing Small injection volume: < 2 mL Infrequent injection site reactions in clinical trials to date Fast injection: in seconds Stable at room temperature for months Potential for development as a combination therapy Envafolimab Rapid SubQ Administration: Potential Best-in-Class Profile

Approved in microsatellite instability-high/mismatch repair-deficient (MSI-H/dMMR) cancer in China Being studied in multiple pivotal trials including ENVASARC Envafolimab Global Clinical Development Summary: Approved in China and Dosed to > 1,000 Cancer Patients Sarcoma Subtypes of UPS/MFS Phase 1 Phase 1 Phase 1 Monotherapy – Safety and efficacy Monotherapy – Safety and efficacy Pan-cancer (>15 solid tumors) with MSI-H/dMMR

Envafolimab Dose Escalation Study in Japan Envafolimab – Safety, PK and Efficacy in Phase 1 Safety profile in clinical studies to date similar to approved PD-(L)1 therapies, with elevated transaminases (mainly grade 1 or grade 2) being among the most common adverse events Has been dosed up to every 4 weeks. RECIST objective response rates (ORR) in three Phase 1 trials >15% across all dose levels and solid tumors Confirmed ORR in Alveolar Soft Part Sarcoma (ASPS) of 40% (2/5 patients, both durable responses beyond 6 months) similar to Tecentriq confirmed ORR in ASPS (16/43 patients, 37%) Envafolimab Dose Escalation Study in China Envafolimab Dose Escalation Study in US ASCO 2019 presentations: Xu J et al; Shimizu T et al; ESMO 2018 presentation: Papadopoulos et al CTOS 2018 presentation: Coyne et al. Highlights 1 1: Data from Phase 1 trial in China conducted by 3D Medicines

Envafolimab Efficacy in Pivotal Trial in MSI-H/dMMR Cancer Patients Similar to Opdivo and Keytruda Trials Envafolimab was approved in China in November 2021 in patients with advanced microsatellite instability-high/mismatch repair-deficient (MSI-H/dMMR) cancer Objective response rate (ORR) by blinded independent radiographic review of 44.7%, including 12 (11.7%) cases of complete response with duration of response at 12 months of > 90%. Confirmed ORR in MSI-H/dMMR colorectal patients who failed fluoropyrimidine, oxaliplatin and irinotecan is nearly identical to ORR reported for Opdivo and Keytruda in separate trials in that patient population Safety profile similar to other PD-(L)1 antibodies but without infusion reactions; no cases of colitis or pneumonitis were reported (1) Data from separate clinical trials may not be directly comparable due to differences in trial protocols, conditions and patient populations.

Envafolimab Value Proposition in Sarcoma Address a high unmet medical need Low hurdle for efficacy and safety in refractory disease: standard of care treatment Votrient® (pazopanib) has 4% response rate and Black Box Warning for fatal liver toxicity Opportunities for expansion into first line and neoadjuvant treatment settings Most conveniently administered checkpoint inhibitor (SubQ) Convenient for patients and physicians, can be rapidly administered in-office Avoids need for IV infusion and risk of infusion reactions Cost to the insurers expected at parity to gold-standard IV administered products

High Unmet Need in Undifferentiated Pleomorphic Sarcoma (UPS) and High-grade Myxofibrosarcoma (MFS) Common soft tissue sarcomas (formerly called malignant fibrous histiocytoma or MFH) ~2,000 cases of UPS in the US annually (Western world incidence: 0.8-1.0/100,000) Myxofibrosarcoma (MFS) half as common as UPS with ~1,000 cases annually in US First line chemotherapy with doxorubicin is typical with objective response rate of ~17% Only approved agent for refractory UPS/MFS, Votrient, has 4% objective response rate Advanced or metastatic UPS/MFS has 5-year overall survival of < 5% Source: Orpha.net; Widemann and Italiano, 2018; Pazopanib package insert 2019; Savina et al 2017; Tap et al, 2017 ASCO 2019: Keytruda, a PD-1 inhibitor, demonstrated a 23% objective response rate in refractory UPS/MFS ASCO 2020: combination of Opdivo, a PD-1 inhibitor, and Yervoy, a CTLA-4 inhibitor, tripled the objective response rate to 29% in refractory UPS/MFS compared to Opdivo alone To our knowledge, no company is currently conducting a pivotal trial in sarcoma with a PD-(L)1 An approved subcutaneous PD-(L)1 could have the potential advantage of physician preference and market access/reimbursement in sarcoma PD-(L)1 Could Address Unmet Need in Sarcoma

Accelerated Approvals of PD-(L)1 Treatments in Refractory Solid Tumors have been Based on ~15% Objective Response Rates FDA has been supportive of therapeutics that address unmet needs, with the bar for accelerated approval being ~ 15% response rate in those indications Keytruda was approved in refractory gastric cancer with response rate of 13% and in refractory cervical cancer with response rate of 14% Tecentriq was approved in refractory urothelial cancer with response rate of 15% Opdivo was approved in refractory small cell lung cancer with response rate of 12% Tazemetostat was approved in January 2020 in epithelioid sarcoma with response rate of 11% and 15% in separate trials Keytruda package insert 2019; Tecentriq package insert 2019; Opdivo package insert 2019

Cohort C: Envafolimab Refractory UPS or MFS Cohort D: Envafolimab + Ipilimumab Randomized 1:1 non-comparative cohorts Stratification UPS vs MFS Primary Endpoint: ORR by blinded central review; 9/80 responses in either cohort (11.25% ORR) will produce a lower bound of the 95% confidence interval that excludes the documented Votrient ORR of 4% Key Secondary Endpoint: DOR and safety Key eligibility Age ≥ 12 Measurable disease by RECIST 1.1 No prior treatment with immune therapy No more than 2 prior lines of treatment ECOG PS 0-1 Independent blinded central review Futility rules: 0/18 or <2/46 ORR Envafolimab (cohort C & D): 600 mg Q3weeks SubQ Ipilimumab (cohort D only): 1 mg/kg Q3weeks i.v. x 4 ENVASARC Pivotal Trial Design

Positive ENVASARC DMC Review in December 2022 The DMC reviewed interim safety and efficacy data from 18 patients enrolled into each cohort who completed a minimum of 12 weeks of efficacy evaluations (two on-treatment scans) Double-digit ORR assessed by blinded independent central review observed in each cohort that more than satisfied the prespecified futility rule Envafolimab monotherapy and in combination with Yervoy was well tolerated, with only a single related serious adverse event reported in 36 patients DMC recommended continued enrollment as planned; enrollment is ahead of schedule; next interim analysis expected in mid-2023 with full accrual expected before end of 2023

Envafolimab Development Plan in Sarcoma



2020
2021
2022
2023
2024
2025
US FDA Meeting
ENVASARC pivotal study protocol cleared by FDA
Initiated ENVASARC Dosing
Orphan Drug Designation
DMC Recommendation to Increase Envafolimab Dose
FDA Clearance to Increase Envafolimab Dose
Interim Safety Assessments
Interim Efficacy Assessments
Fast Track Designation
Request Breakthrough Designation
Endpoint Obtained
Initial Rolling BLA Submission
Complete Rolling BLA Submission (Clock Start)
Potential Approval and Launch [1]

Envafolimab Target Product Profile:
Dual approval based on single agent ORR of ~15% and combination agent ORR of ~30% in refractory UPS/MFS with majority of patients having duration of response > 6 months, with a similar or superior safety profile compared to other approved PD-(L)1 therapies. Note Opdivo is approved as a single agent and in combination with Yervoy in MSI-H cancer.

TRACON

1: Assuming positive data from ENVASARC trial

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U.S. Market Size in Sarcoma Estimated at >$1B Assuming Parity Pricing

Significant 2nd Line Opportunities

UPS & MFS
~3,000 cases/year[1]

2L patients – ~1,400 cases/year

> $200M Potential Revenue

AS, ASPS & DDLS
~1,500 cases/year

2L patients – ~800 cases/year

> $100M Revenue Potential

GIST
~3,000 cases/year

2L patients – ~1,400 cases/year

> $200M Potential Revenue

Label Expansion Opportunities – 1st Line + Adjuvant

$400M Increase in Potential Revenue in Sarcoma Subtypes

1st Line Sarcoma
~13,500 cases/year

1L patients – ~2,500 LMS, WDLS & others/year

$200M+ Market Potential

Neoadjuvant/ Adjuvant Therapy
~1,000 cases/year

UPS – Undifferentiated pleomorphic sarcoma; MFS – myxofibrosarcoma; AS – Angiosarcoma; ASPS – Alveolar soft part sarcoma; DDLS – Dedifferentiated Liposarcoma; GIST – Gastrointestinal stromal tumors; WDLS – Well Differentiated Liposarcoma; LMS – leiomyosarcoma

1: UPS estimate from Orpha.net (.8 cases per 100K); unless otherwise noted, all figures are TRACON estimates

TRACON

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Envafolimab License with 3D/Alphamab in N. America TRACON to conduct and bear costs of clinical trials in Sarcoma in North America 3D/Alphamab manufacture Envafolimab for TRACON at pre-negotiated prices TRACON to commercialize Envafolimab in sarcoma in North America TRACON will lead commercialization if first launch in U.S. is in Sarcoma TRACON has option to co-market if first launch is by 3D Medicines, or approval occurs in a non-orphan indication after TRACON’s approval in Sarcoma If TRACON books sales in Sarcoma, we owe double digit royalties to 3D/Alphamab ranging from teens to mid-double digits. If 3D/Alphamab books sales they will owe TRACON double digit royalties ranging from teens to mid-double digits if TRACON does not co-market, and a 50% royalty on Sarcoma sales if TRACON elects to co-market 3D/Alphamab can reacquire Envafolimab if the product is sold to a third party after TRACON and 3D/Alphamab negotiate fair compensation for TRACON

Envafolimab as a Potential Backbone Therapy for Future Combinations Source: www.cancerresearch.org Trials by target - PD-(L)1 Combinations

YH001 Phase 1 trials Single agent dose escalation completed in China Dose escalation with PD-1 antibody toripalimab completed in Australia Phase 1/2 trial of YH001 + envafolimab + doxorubicin for first-line treatment of sarcoma patients, initiated dosing in 2022 Among 23 patients that had image tumor assessments available, four achieved partial response by RECIST, including in one patient with urothelial cancer who had failed prior treatment with a PD-1 antibody, and nine had stable disease, for an ORR of 17.4% and disease control rate of 56.5% Data presented at ASCO 2022 of YH001 dosed in combination with toripalimab

ENVASARC Pivotal P2 Trial in UPS/MFS Envafolimab and YH001 Development Plan in Sarcoma Envafolimab and YH001 Development in Sarcoma: Initial approval of envafolimab expected in refractory UPS/MFS through the ENVASARC trial, followed by approval in first line sarcoma (including UPS/MFS and other subtypes) with YH001 and doxorubicin based on randomized controlled Phase 3 trial. First line P3 Trial Doxorubicin +/- (Enva + YH001) P1/2 of Enva + YH001 + doxorubicin with Phase 2 front-line cohorts in multiple sarcoma subtypes

YH001 License Terms with Eucure in North America License for indication of sarcoma and three additional named indications (renal cell carcinoma, Kras mutant lung cancer and colorectal cancer) as well as three substitution indications (endometrial cancer, bladder cancer and melanoma) TRACON opt-in opportunity for low single-digit million dollars at Eucure’s discretion for all North American indications TRACON to conduct and bear costs of clinical trials in North America Eucure to manufacture Envafolimab and sell to TRACON at pre-negotiated prices TRACON to commercialize Envafolimab in noted indications in North America TRACON will owe double digit royalties to Eucure ranging from low double digits to mid-double digits in first year of launch and from mid-twenties to mid-double digits thereafter.

DNA Repair Inhibitor TRC102 Improves Response Rate to Chemoradiation in Advanced Localized Lung Cancer


CR
PR

Data reported at ASCO 2020

TRC102 + Alimta/cisplatin and radiation in Advanced Localized Lung Cancer

100% Response rate – Of 15 evaluable patients:

- **3 had CR (20%)**
- **12 had PR (80%)**
- **2-year PFS rate was 49%**

In 2022, NCI initiated first line randomized Phase 2 trial in advanced localized lung cancer of chemoradiation +/- TRC102 with Imfinzi maintenance; Data expected in 2024

TRACON

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I-Mab Corporate Collaboration: CD73 antibody TJ4309

	2019	2020	2021
TJ4309	Phase 1 Solid Tumors with Tecentriq		

- TJ4309 Phase 1 data presented at ASCO:
  - TJ4309 was safe and well-tolerated as a monotherapy and in combination therapy with Tecentriq. No dose limiting toxicity was observed and the MTD was not reached.
  - Full saturation of circulating and cell-bound CD73 achieved at doses ≥10 mg/kg.
  - Linear PK profile at the doses ≥10 mg/kg following a single dose and supports Q3W dosing.
  - Evidence of clinical activity following treatment with TJ4309 and Tecentriq.

- TRACON is entitled to revenue sharing of royalty and non-royalty consideration received by I-Mab for territories outside China, ranging from a high-single digit to mid-teen % of non-royalty consideration as well as double digit % of royalty consideration

- I-Mab has indicated their desire to exercise their option to terminate the TJ4309 license following completion of the Phase 1 trial for a payment to TRACON of $9M

TRACON

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I-Mab Disputes and Arbitration I-Mab commenced arbitration in June 2020, after TRACON invoked contractual dispute resolution provisions asserting that I-Mab had breached its contractual obligations concerning the TJ4309 and Bispecifc Antibody Agreements entered into in November 2018. TRACON filed counterclaims in the arbitration seeking to recover over $200 million in damages from I-Mab based on the alleged breaches. Under the applicable rules of the arbitration the prevailing party may also be awarded attorneys’ fees at the Tribunal’s discretion. In February 2022 arguments for alleged breaches of both agreements with I-Mab were heard before an International Chamber of Commerce (ICC) arbitration tribunal under New York law, and the final post-hearing briefs were submitted to the Tribunal in May 2022. On June 2, the International Court of Arbitration of the ICC notified us to expect a final decision by September 30th. In September, the ICC notified us to expect a final decision by November 30th. On November 8, the Tribunal invited the parties to submit an additional, limited briefing on two discrete issues by December 9. Following that submission, the parties are to agree on a schedule for their respective cost submissions. The Tribunal did not indicate when it expects to render its award; however, the Tribunal did note they are far along in their deliberations and preparation of a final award, and we expect the Tribunal to provide their final award in 1Q 2023. TRACON continues to meet our obligations under the terms of both agreements. In December 2022, TRACON entered into an up to $30M non-recourse non-dilutive funding agreement related to the arbitration. $3.5M was funded at close and the remainder will be available subject to the award exceeding a threshold and other conditions.

Expected Key 2023 Milestones * Non-dilutive Capitalization Opportunities

Financial Overview (as of December 31, 2022) *Debt was paid in full on January 3, 2023. We have not yet completed our quarter-end financial close process for the quarter ended December 31, 2022. This estimate of our cash and cash equivalents as of December 31, 2022 is preliminary, has not been audited and is subject to change upon completion of our financial statement closing procedures. Additional information and disclosure would be required for a more complete understanding of our financial position and results of operations as of December 31, 2022. **Based on management’s current expectations and beliefs.

Investment Highlight #1: Envafolimab, a Potential Best-in-Class Checkpoint Inhibitor in Pivotal Trial in Unmet Need Indication

ENVAFOLIMAB

Potential for Near-term U.S. Commercialization of the 1st Approved PD-(L)1 Subcutaneous Checkpoint Inhibitor

Rapid low volume subcutaneous injection without an adjuvant that is more convenient, less invasive and safer than IV therapy

Rapid Execution
ENVASARC pivotal trial began dosing in sarcoma in 4Q 2020 following successful FDA meeting

Orphan Drug and Fast Track Designation in Sarcoma

Fast to Market Strategy
Expect ENVASARC interim data in 2023, final data and U.S. BLA in 2024 and launch in 2025(1)

Financial Upside
Peak U.S. annual revenue estimated at >$300M in initial indications using parity pricing to approved PD-(L)1 products(2)
ENVASARC pivotal trial cost estimated at <$25M through TRACON Product Development Platform.

TRACON

(1) Assuming successful pivotal study
(2) Third party estimate sponsored by TRACON

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